UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2008
                                                         -----------------

                      ABIGAIL ADAMS NATIONAL BANCORP, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-10971                  52-1508198
-----------------------------         ----------------       ------------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1130 Connecticut Avenue, Washington, DC                         20036
---------------------------------------                  --------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (202) 772-3600
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
            --------------------------------------------------------------------

(e) Amended and Restated Change in Control Agreement. On December 15, 2008, Abigail Adams National Bancorp, Inc. (the "Holding Company") and The Adams National Bank (the "Bank"), the wholly-owned subsidiary of the Holding Company, entered into an amended and restated change in control agreement with Karen E. Troutman, the Senior Vice President and Chief Financial Officer of the Holding Company and the Bank (the "Agreement"), and entered into an amended and restated change in control agreement with an executive who is not a named executive officer of the Holding Company or the Bank. The Agreement was amended and restated solely to comply with the timing of payment requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations issued thereunder. All other terms of the Agreement are consistent with the previously disclosed terms of the change in control agreement entered into with Ms. Troutman. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits
          --------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     Exhibit Number             Description
     --------------             -----------

     Exhibit 10.1 Amended and Restated Change in Control Agreement for Karen E. Troutman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ABIGAIL ADAMS NATIONAL BANCORP, INC.



DATE:     December 15, 2008            By: /s/ Robert W. Walker
                                           -------------------------------------
                                           Robert Walker
                                           President and Chief Executive Officer